Corporate Presentation

September 2018

Kenneth L. Londoner

Disclaimer

This presentation contains forward-looking statements including statements that address activities, events or developments that BioSig expects, believes or anticipates will or may occur in the future, such as predictions of financial performance, approvals and launches by BioSig of new products, market acceptance of BioSig's products, market and procedure projections, financing plans, and related documents. Forward-looking statements are based on BioSig's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond BioSig's control.

These risks and uncertainties include the timing of approvals for BioSig products, rate and degree of market acceptance of products, BioSig's ability to develop and market new and enhanced products, the timing of and ability to obtain and maintain regulatory clearances and approvals for its products and the impact of failure to obtain such clearances and approvals on its ability to promote its products and train doctors and operators in the use of its products, the timing of and ability to obtain reimbursement if required of procedures utilizing BioSig's products and the potential impact of current healthcare reform initiatives thereon, competition from existing and new products and procedures or BioSig's ability to effectively react to other risks and uncertainties described from time to time in BioSig's SEC filings, such as fluctuation of financial results, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation, negative publicity, current worldwide economic conditions and share price volatility.

BioSig does not guarantee any forward-looking statements, and actual results may differ materially from those projected. Unless required by law, BioSig undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Introduction to BioSig & Bioelectronic Medicine

BioSig Technologies at a Glance

2009

Founded in 2009; on strong path to human clinical trials and revenues in 2019

$4.6B

Received FDA clearance for first product, PURE EP™ System, in Q3 2018 – targeting $4.6B electrophysiology market, growing 10% annually

KOLs

10-year strategic collaboration with Mayo Clinic; 13 pre-clinical studies at Mayo and Mount Sinai; additional KOL support from Texas Cardiac Arrhythmia Institute, UCLA Health, UH Cleveland Medical Center

$45M

Raised over $45 million in company-led private placements, including $12.5 million in 2018

25/70%

Top 25 shareholders control 70% of stock

Nasdaq

Uplisting to Nasdaq national exchange on September 21, 2018

IP

Robust IP strategy led by Silicon Valley-based Sherpa Technology Group and leading DC patent firm Sterne, Kessler, Goldstein & Fox

Talent

World-class talent on management team, board of directors, advisory board

TCAI

First medical center to receive PURE EP™ System

OUR VISION

Leader in Bioelectronic Medicine

A rapidly growing field of healthcare
that explores how targeted electrical signals
can harness the body's natural mechanisms
to diagnose and treat a range of diseases

Potential for Diagnosing and Curing Many Diseases

- NEUROLOGY
- AUTO-IMMUNE DISEASES
- DIABETES
- ARTHRITIS
- HYPER-TENSION
- PAIN MANAGEMENT
- CANCER

An Exciting, Fast-Growing Market

Bioelectronic Medicine: Major Market Segments, 2017


$ Billions
14
12
10
8
6
4
2
0
13
4.6
2
0.7
Cardiac Rhythm Management
Electrophysiology
Spinal Cord Stimulation
Deep Brain Stimulation


U.S. Growth in Cardiac Ablation Procedures, 2015-20
11%
Global Market Size, 2017:
$20 BILLION
Global Growth in EP Devices, 2016-24:
10.6%

Sources: 2017 sales estimates from *Emerging Bioelectronic Medicine & Neurostimulation Technologies: Growing & Disrupting Medical Device Markets*, Health Research International, February 2018; EP device growth forecast from *Electrophysiology Market by Devices Analysis*, Market Research Engine, July 2017; cardiac ablations growth forecast from *Global Opportunities in Medical Devices & Diagnostics*, Health Research International, 2016.

Big Players Starting to Take Note

Tech giants exploring healthcare space

verily

amazon

Medical device giants making investments

Johnson & Johnson

Medtronic

Boston Scientific
Advancing science for life™

PHILIPS

Abbott

Successful IPOs, some with big-name funders

inspire®
UPPER AIRWAY STIMULATION

electroCore®

Neuronetics

A Game-Changing Solution

Our First FDA-Approved Product: PURE EP™ System


BioSig
technologies

PURE EP™ System Comprises Two Proprietary Technologies

Hardware

Amplification
Analog-to-digital conversion

- PURE EP™ minimizes excessive hardware filtering, which is common in current technologies
- The original data is amplified and converted to a digital signal for further processing in the software

+

Software

Digital signal processing (DSP)

- High fidelity unipolar recordings
- PURE EP™ offers broader dynamic range to enable visualization of small and large signals with similar resolution
- Real-time DSP and recording of ECG/IC with synchronized multiple display windows

=

PURE EP™ System

Raw cardiac signal is displayed with much sharper clarity and less "noise"



Electrophysiology: Purest Application of Bioelectronic Medicine


Normal Heartbeat
Atrial Fibrillation
Left Atrium
Right Atrium
SA Node

ATRIAL FIBRILLATION – *very prevalent*

- Rapid and irregular beating of the atria
- Electrical impulses from the SA node in the right atrium are disturbed by rapid electrical discharges from the atria and adjacent parts of the pulmonary veins


Normal Heartbeat
Ventricular Tachycardia
Left Atrium
SA Node
Right Atrium

VENTRICULAR TACHYCARDIA – *potentially deadly*

- Rhythm disturbances in the ventricles
- Often originate around old scar tissue in the heart, e.g., after myocardial infarction

Arrhythmia: A Challenging, Costly Disease

Atrial Fibrillation

Affects **33.5M** people...

...and between **2.7M** and **6.1M** in the U.S.



Contributes to **750,000** hospitalizations each year

Increases the risk of stroke **4-5x**

Ventricular Tachycardia

Much rarer, but responsible for most sudden cardiac deaths in the U.S.,

~300,000 per year



Individuals with VT almost always have **symptoms of heart failure**

Estimated annual health care costs per AFib patient: $15,000-25,000

Sources: Worldwide Epidemiology of Atrial Fibrillation in the journal Circulation, 2013; CDC Fact Sheet on Atrial Fibrillation; American Heart Association; Ventricular Tachycardia in Medscape, December 2017; "Healthcare Costs Drop Sharply after Successful Ablation," Marlene Busko, Medscape, May 4, 2016

Signal Clarity Paramount to Ablation Success



FDA head for EP, speaking at HRS 2017 on the need for technological innovations in catheter ablation

- The growing burden of AF has far-reaching public health implications.
- Catheter ablation is being widely performed for the treatment of symptomatic drug refractory AF. However, the outcomes of AF ablation are still suboptimal.
- Technological innovations are warranted to improve safety, effectiveness and procedural efficiency.

Pure EP™ Value Proposition

Potential benefits of PURE EP™

- Improves signal clarity, reduces "noise"
- May allow surgeons to work more quickly and more accurately
- May reduce likelihood/need for repeat procedure
- Therefore, a better option for patients, physicians, and payors



ABLd
ABLd PURE

CURRENT

PURE EP™

Source: Nationwide independent product assessment study conducted in 2017 by Health Research International

PURE EP™ Complements Existing EP Recording Devices

Works in parallel with other lab systems, providing a clearer signal for clinicians

Does not compete head-on with big device makers

A new product category: EP information system

Boston Scientific Advancing science for life™ | Abbott | GE Healthcare

Clear Path to Commercialization & Growth

PURE EP™ Developed Through Collaboration with Leading Centers of Excellence

2011
Concept developed with Texas Cardiac Arrhythmia Institute
TEXAS CARDIAC ARRHYTHMIA

2013
Proof of concept test completed at UCLA
UCLA Health

2014
Prototype test with UCLA
UCLA Health

2014
Initial pre-clinical planning at Mayo Clinic
MAYO CLINIC

2015
First pre-clinical trials at Mayo Clinic
MAYO CLINIC

2016
Advanced research at Mayo Clinic, trials at Mount Sinai
Mount Sinai

2016
Technology development partnership with Minnetronix
MINNETRONIX THINKING MEDICAL SYSTEMS

2017
Strategic collaboration with Mayo Clinic, first beta units, pre-FDA testing
MAYO CLINIC

2018
FDA 510(k) clearance, first-in-man data
FDA

Key Scientific Publications



The Journal of Innovations in Cardiac Rhythm Management (April 2017)

"Initial Experience with the BioSig PURE EP™ Signal Recording System: An Animal Laboratory Experience"

- PURE EP™ signal acquisition allows display of both raw and filtered signals, enabling better visualization – no other system can recover raw data
- Multiple filters allow for detailed analysis, in real time, of challenging signals
- PURE EP™ can reproduce recorded cardiac signals with greater fidelity than commercial systems currently available



Poster at IEEE Engineering in Medicine and Biology Society Conference (July 2018)

"Unipolar Intracardiac Signal Morphology as a Parameter for Cardiac Contact Evaluation"

- Strength of contact between catheter and myocardial tissue impacts accuracy of cardiac maps and efficacy of ablation energy delivery
- The morphology of a unipolar signal obtained by using PURE EP™ System can provide incremental information in proper contact evaluation

High Success Rate

10 abstracts submitted	**9** accepted	**1** under review

Path to Commercialization

2018

FDA 510(k) clearance

First installations at TCAI and Mayo Clinic

First-in-man data

Nasdaq listing

2019

Create clinical trial registry

Develop clinical trial protocol

Introduce PURE EP™ system to medical centers nationwide

Collect first revenues

Receive CE mark in Europe

Develop further IP

2020

Publish trial results

Expand PURE EP™ system

Accelerate commercial product in U.S. and internationally

Advance R&D, IP

Expand product pipeline

TEXAS CARDIAC ARRHYTHMIA

MAYO CLINIC

Looking Beyond Arrhythmia

"Signal recording and processing is an integral part of various mapping techniques in fields other than cardiology. We hope to apply the expanded hardware configurations of the [PURE EP™] system for mapping and recording signals in fields like neurology and ophthalmology, in order to better be able to characterize regional electrical activity."

— Authors of "Initial Experience with the BioSig PURE EP™ Signal Recording System: An Animal Laboratory Experience," *The Journal of Innovations in Cardiac Rhythm Management*, April 2017

Unique Collaboration with Mayo Clinic

MAYO CLINIC

- 10-year strategic agreement
  - Defines collaborative work plan
  - Spells out IP protection for both parties
- Develop advanced clinical features and applications
  - PURE EP™ System versions 2.0 & 3.0
- Explore new disease areas and applications, leading to:
  - Joint IP filings
  - Licensing opportunities
- Investment

Proven Credentials for Success

Distinctive Leadership Skill Set

- Technological savvy
- Capital markets expertise
- Success in building strong businesses
- EP/medtech industry knowledge
- Intellectual property expertise

Seasoned Management Team



Kenneth L. Londoner

Founder, Chairman, CEO, Director Endicott Management Partners, LLC; J & W Seligman & Co.



Steve Chaussy, CPA

CFO
Liberski Inc; Anna & Co; Penske Automotive; Ford Hogg and Cobbe



Tiffini Wittwer

Chief Regulatory & Compliance Officer
Trice Medical; Embrella Cardiovascular/Edwards Lifesciences; Cardica



Natasha Drapeau

Executive Vice President
Founder, Augeous Consulting, Geneva; International Business Development Manager, IG Group Plc, London



Lora Mikolaitis

VP - Administration
Miko Consulting Group, Inc.

Expert Advisory Board



Sim Farar

30+ years of public/private-sector leadership, including chair of U.S. Advisory Commission on Public Diplomacy



Ramachandra Malya, MD

40 years in medicine (nephrology) and healthcare start-ups



Kent Bennett Williams

30+ years in capital markets, strategic investments and business development in life sciences and technology

World-Class Board of Directors

	Kenneth L. Londoner, MBA	J. & W. Seligman & Co.; BioSig technologies
	Roy T. Tanaka	Biosense Webster; Volcano Precision Guided Therapy; Vytronus
	Seth H. Z. Fischer	Johnson & Johnson; Vivus
	Patrick J. Gallagher, MBA, CFA	Cingulate Therapeutics; Athenex Pharma Solutions
	Jeffrey F. O'Donnell, Sr.	Trice Medical; embrella cardiovascular; Boston Scientific
	Andrew Filler	STG; nanosys
	David Weild IV, MBA	Nasdaq; Prudential
	Donald E. Foley	Wilmington Trust; AXA Equitable; M&T Bank

Robust IP Strategy, Supported by Experts

STG
Sherpa Technology Group

Sterne Kessler
STERNE KESSLER GOLDSTEIN & FOX

intel

IBM

BCG
The Boston Consulting Group


BioSig
technologies

iam 1000

iam PRESENTS IP Hall of Fame

The Buzz Is Building

Silicon Review

The Silicon Review

Leading through Disruption: BioSig Technologies, Inc, a Los Angeles-based Medical Device Company, Keeps Pace with EP Advances



SR 2018
50
Innovative
Companies to Watch

EP LAB DIGEST

Interventional CRT training opportunities. Learn More

ACTIVATE. The next level of CRT. LEARN MORE › Abbott

Trending Now: Atrial Fibrillation • Remote Healthcare • Practical EP • Catheter Ablation

BioSig Technologies to Present at the 40th International Conference of the IEEE Engineering in Medicine and Biology Society

BioSig Technologies, Inc., a medical device company developing a proprietary biomedical signal processing platform designed to address an unmet technology need for the $4.6 billion electrophysiology (EP) marketplace, announced that the research poster entitled "Unipolar Intracardiac Signal Morphology as a Parameter for Catheter Contact Evaluation" will be presented on Wednesday, July 18 from 17:15 – 19 in Exhibit Hall 2 during the 40th International Conference of the IEEE Engineering in Medicine and Biology Society (EMBC 2018).

LOS ANGELES BUSINESS JOURNAL
THE COMMUNITY OF BUSINESS

BioSig Tech Gets Federal Green Light to Sell Medical Device



BioSig Technologies' Pure EP biomedical device.

BioSig Technologies Inc., a medical device firm based in West Los Angeles, announced Aug. 14 it had received federal clearance to sell a signal processing platform to assist cardiologists.

The U.S. Food and Drug Administration has given the go-ahead to market the company's Pure EP System, a biomedical device that that helps cardiologists perform catheter ablation, a procedure that can lessen arrhythmias.

BioSig, founded in 2009, aims at entering the $4.6 billion global market for electrophysiology, which uses catheters to neutralize areas of the heart that can cause irregular heartbeats.

Related story "BioSig's Device Aims for Arrhythmia Market"

The company has performed 12 pre-clinical studies of its Pure EP at the Mayo Clinic in Minnesota, UCLA Medical Center and Mount Sinai Hospital in New York. It signed a 10-year licensing agreement with Mayo Clinic last year for its joint development.

DAIC
Diagnostic and Interventional Cardiology

Designed with Healin

BioSig Technologies Announces FDA 510(k) Clearance for Pure EP System

Electrophysiology mapping system minimizes noise and artifacts in ECG and intracardiac signals during EP procedures


BioSig

Key Financials

OTCQB: **BSGMD OTCQB:BSGM**

WWW.BIOSIGTECH.COM

Key Company Data	(9/17/18)
Recent price:	$5.44
52-week range:	$3.12 - $7.88
Primary shares i/o:	16.134 million
Public float:	11.780 million
Market cap:	$87.75 million
Average volume (90 day):	64,836 shares

BioSig Investment Highlights


BioSig
technologies

- Targeting $4.6B+ EP market, growing 10% p.a.
- FDA product clearance achieved; CE mark expected soon
- Uplisting to Nasdaq national exchange
- World-class management, board, advisors
- IP expertise from Sherpa Technology Group, Sterne Kessler
- 10-year strategic collaboration with Mayo Clinic
- Share price up 70% over past 12 months
- Pioneering the new field of bioelectronic medicine

Contact Us


BioSig
technologies
PURE

Ken Londoner
Founder, Chairman & CEO
+1 (203) 644-5200
klondoner@biosigtech.com

Natasha Drapeau
Executive Vice President
+1 (512) 329-2643
ndrapeau@biosigtech.com